SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2007

                            ------------------------

                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                     1-13245                 75-2702753
       (State or other                (Commission            (I.R.S. Employer
jurisdiction of incorporation)        File Number)        Identification Number)

    5205 N. O'Connor Blvd                                         75039
          Suite 200                                             (Zip code)
        Irving, Texas
    (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS

                                                                         Page

Item 2.02.    Results of Operations and Financial Condition...........     3

Item 9.01.    Financial Statements and Exhibits.

              (d)   Exhibits..........................................     3

Signature.............................................................     4

Exhibit Index.........................................................     5







                                       2


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Item 2.02.  Results of Operations and Financial Condition.

     The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer Natural Resources Company (the "Company") are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, third party approvals, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, the Company's ability to replace reserves, implement its business plans, or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in the Company's 2005 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the United States Securities and Exchange Commission. The Company undertakes no duty to publicly update these statements except as required by law.

     On February 6, 2007, the Company issued the news release, with financial statements and schedules, that is attached hereto as exhibit 99.1. In the news release, the Company announced financial and operating results for the quarter and year ended December 31, 2006, provided an operations update and provided the Company's financial and operational outlook for future periods based on current expectations.

     On February 6, 2007, the Company also issued the news release, with supplemental schedule, that is attached hereto as exhibit 99.2. In the news release, the Company announced its proved reserves as of December 31, 2006, and related costs incurred for oil and gas producing activities ("Costs Incurred"). The Company also announced reserve additions, reserve replacement percentages and finding and development costs ("F&D Costs") for the one -, three- and five-year periods ended December 31, 2006. The supplemental schedule attached to the news release provides unaudited supplemental information regarding the Company's proved reserves as of and for the year ended December 31, 2006, and the Company's Costs Incurred, reserve replacement percentage and F&D Costs for the year ended December 31, 2006. It also provides explanations of the terms "reserve replacement percentage" and "F&D Costs" as used by the Company in the news release and supplemental schedule.

Item 9.01.    Financial Statements and Exhibits.

         (d) Exhibits.

               99.1 -- News release, dated February 6, 2007, titled "Pioneer Reports Fourth Quarter and Full Year 2006 Results" and financial statements and schedules attached to news release.

               99.2 -- News release, dated February 6, 2007, titled "Pioneer Reports Year-End 2006 Reserves and Finding Costs" and supplemental schedule attached to news release.


                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PIONEER NATURAL RESOURCES COMPANY



                                     /s/ Darin G. Holderness
                                     -------------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer


Dated: February 6, 2007






                                       4



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                                  EXHIBIT INDEX



   Exhibit
   Number                             Exhibit Title
   -------                            -------------

     99.1(a) News release, dated February 6, 2007, titled "Pioneer Reports Fourth Quarter and Full Year 2006 Results" and financial statements and schedules attached to news release.

     99.2(a) News release, dated February 6, 2007, titled "Pioneer Reports Year-End 2006 Reserves and Finding Costs" and supplemental schedule attached to news release.

   -----------

   (a) Furnished herewith.






                                       5



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